Exhibit 99.2

Easterly Government Properties Inc.

VA

Supplemental Information Package

Fourth Quarter 2023

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues, including credit risk and risk that the U.S. Government reduces its spending on real estate or that it changes its preference away from leased properties; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; the loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or yield anticipated results; risks associated with our joint venture activities; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; risks associated with derivatives or hedging activity; risks associated with mortgage debt or unsecured financing or the unavailability thereof, which could make it difficult to finance or refinance properties and could subject us to foreclosure; adverse impacts from any future pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies and the financial condition and results of operations of the Company; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2023, to be filed with the Securities and Exchange Commission, or the SEC, on or about February 27, 2024 and included under the heading “Risk Factors” in our other public filings. In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2023 that will be released in our Form 10-K to be filed with the SEC on or about February 27, 2024.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time. We present certain financial information and metrics “at Easterly’s Share,” which is calculated on an entity-by-entity basis. “At Easterly’s Share” information, which we also refer to as being “at share,” “pro rata,” “our pro rata share” or “our share” is not, and is not intended to be, a presentation in accordance with GAAP.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items, nonrecurring expenditures and the unconsolidated real estate venture’s allocated share of these adjustments. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Core Funds from Operations (Core FFO) adjusts FFO to present an alternative measure of the Company's operating performance, which, when applicable, excludes items which it believes are not representative of ongoing operating results, such as liability management related costs (including losses on extinguishment of debt and modification costs), catastrophic event charges, depreciation of non-real estate assets, and the unconsolidated real estate venture's allocated share of these adjustments. In future periods, the Company may also exclude other items from Core FFO that it believes may help investors compare its results. The Company believes Core FFO more accurately reflects the ongoing operational and financial performance of the Company's core business.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization, (gain) loss on the sale of operating properties, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Supplemental Definitions

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO includes the Company’s share of FFO generated by unconsolidated affiliates. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Net Operating Income (NOI) and Cash NOI. NOI is calculated as net income adjusted to exclude depreciation and amortization, acquisition costs, corporate general and administrative costs, interest expense, gains or losses from sales of property, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. Cash NOI excludes from NOI straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), and the unconsolidated real estate venture’s allocated share of these adjustments. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of its properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of the Company's performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

Net Debt and Adjusted Net Debt. Net Debt represents the Company's consolidated debt and its share of unconsolidated debt adjusted to exclude its share of unamortized premiums and discounts and deferred financing fees, less its share of cash and cash equivalents and property acquisition closing escrow, net of deposit. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) for each project under construction or in design, the lesser of i) outstanding lump-sum reimbursement amounts and ii) the cost to date, 2) 40% times the amount by which the cost to date exceeds total lump-sum reimbursement amounts for each project under construction or in design and 3) outstanding lump-sum reimbursement amounts for projects previously completed. These adjustments are made to 1) remove the estimated portion of each project under construction, in design or previously completed that has been financed with debt which may be repaid with outstanding cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction or in design, in excess of total lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 25 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and may be presented on a pro forma basis. Accordingly, the Company's method may not be comparable to such other REITs.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2001 K Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter
Suite 775 North		or 202-596-3947 to request an	Senior VP, Operations
Washington, DC 20006	Ticker	Investor Relations package
202-595-9500	DEA

Executive Team		Board of Directors
Darrell Crate, CEO	Meghan Baivier, COO & President	William Binnie, Chairman	Emil Henry Jr.
Michael Ibe, Vice-Chairman & EVP	Mark Bauer, EVP Development	Darrell Crate	Michael Ibe
Allison Marino, CFO & CAO	Franklin Logan, GC	Cynthia Fisher	Tara Innes
Stuart Burns, EVP Government Relations	Andrew Pulliam, EVP Acquisitions	Scott Freeman
Nick Nimerala, SVP Chief Asset Officer

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael A. Griffin	Bill Crow	Michael Carroll
212-816-5871	727-567-2594	440-715-2649

Jefferies	Truist Securities	Compass Point Research & Trading, LLC
Peter Abramowitz	Michael R. Lewis	Merrill Ross
212-336-7241	212-319-5659	202-534-1392

BMO Capital Markets
John P. Kim
212-885-4115

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Outstanding Classes of Stock and Partnership Units - Fully Diluted Basis	At December 31, 2023		Earnings	Three months ended December 31, 2023	Three months ended December 31, 2022
Common shares	100,930,433		Net income available to Easterly Government Properties, Inc.	$4,436	$16,294
Unvested restricted shares	42,814		Net income available to Easterly Government Properties, Inc.
Common partnership and vested LTIP units	6,668,036		per share:
Total - fully diluted basis	107,641,283		Basic	$0.04	$0.18
			Diluted	$0.04	$0.18

Market Capitalization	At December 31, 2023		Net income	$4,787	$18,420
Price of Common Shares	$13.44		Net income, per share - fully diluted basis	$0.04	$0.18
Total equity market capitalization - fully diluted basis	$1,446,699		Funds From Operations (FFO)	$29,883	$30,868
Net Debt	1,289,347		FFO, per share - fully diluted basis	$0.28	$0.30
Total enterprise value	$2,736,045
			Core FFO	$30,134	$31,241
			Core FFO, per share - fully diluted basis	$0.28	$0.30
Ratios	At December 31, 2023
Net debt to total enterprise value	47.1%		Cash Available for Distribution (CAD)	$21,862	$21,687
Net debt to annualized quarterly EBITDA	7.3	x
Adjusted Net Debt to annualized quarterly pro forma EBITDA	7.0	x	Liquidity	At December 31, 2023
Cash interest coverage ratio	3.3	x	Cash and cash equivalents		$10,250
Cash fixed charge coverage ratio	3.1	x	Available under $450 million senior unsecured revolving credit facility(1)		$370,875

(1) Revolving credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	December 31, 2023	December 31, 2022
Assets
Real estate properties, net	$2,319,143	$2,285,308
Cash and cash equivalents	9,381	7,578
Restricted cash	12,558	9,696
Tenant accounts receivable	66,274	58,835
Investment in unconsolidated real estate venture	284,544	271,644
Intangible assets, net	148,453	157,282
Interest rate swaps	1,994	4,020
Prepaid expenses and other assets	37,405	35,022
Total assets	$2,879,752	$2,829,385

Liabilities
Revolving credit facility	79,000	65,500
Term loan facilities, net	299,108	248,972
Notes payable, net	696,532	696,052
Mortgage notes payable, net	220,195	240,847
Intangible liabilities, net	12,480	16,387
Deferred revenue	82,712	83,309
Accounts payable, accrued expenses and other liabilities	80,209	67,336
Total liabilities	1,470,236	1,418,403

Equity
Common stock, par value $0.01, 200,000,000 shares authorized, 100,973,247 and 90,814,021 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	1,010	908
Additional paid-in capital	1,783,338	1,622,913
Retained earnings	112,301	93,497
Cumulative dividends	(576,319)	(475,983)
Accumulated other comprehensive income	1,871	3,546
Total stockholders' equity	1,322,201	1,244,881
Non-controlling interest in Operating Partnership	87,315	166,101
Total equity	1,409,516	1,410,982
Total liabilities and equity	$2,879,752	$2,829,385

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Revenues
Rental income	$69,795	$70,250	$273,906	$284,488
Tenant reimbursements	1,629	2,244	8,908	5,920
Asset management income	550	467	2,110	1,409
Other income	646	545	2,303	1,789
Total revenues	72,620	73,506	287,227	293,606

Expenses
Property operating	17,701	17,970	71,964	66,781
Real estate taxes	7,560	7,047	30,461	30,900
Depreciation and amortization	23,347	24,702	91,292	98,254
Acquisition costs	435	431	1,661	1,370
Corporate general and administrative	6,692	6,966	27,118	24,785
Total expenses	55,735	57,116	222,496	222,090

Other income (expense)
Income from unconsolidated real estate venture	1,332	1,088	5,498	3,374
Interest expense, net	(13,430)	(12,648)	(49,169)	(47,378)
Gain on the sale of operating properties	-	13,590	-	13,590
Impairment loss	-	-	-	(5,540)
Net income	4,787	18,420	21,060	35,562

Non-controlling interest in Operating Partnership	(351)	(2,126)	(2,256)	(4,088)
Net income available to Easterly Government
Properties, Inc.	$4,436	$16,294	$18,804	$31,474

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.04	$0.18	$0.19	$0.34
Diluted	$0.04	$0.18	$0.19	$0.34

Weighted-average common shares outstanding:
Basic	98,982,693	90,772,706	94,264,166	90,613,966
Diluted	99,334,449	91,136,238	94,556,055	90,948,701

Net income, per share - fully diluted basis	$0.04	$0.18	$0.20	$0.35

Weighted average common shares outstanding -
fully diluted basis	107,424,269	102,846,963	105,621,563	102,433,575

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

Net income	$4,787	$18,420	$21,060	$35,562
Depreciation and amortization	23,347	24,702	91,292	98,254
Acquisition costs	435	431	1,661	1,370
Corporate general and administrative	6,692	6,966	27,118	24,785
Interest expense	13,430	12,648	49,169	47,378
Gain on the sale of operating properties	-	(13,590)	-	(13,590)
Impairment loss	-	-	-	5,540
Unconsolidated real estate venture allocated share of above adjustments	2,053	1,686	7,925	5,191
Net Operating Income	50,744	51,263	198,225	204,490
Adjustments to Net Operating Income:
Straight-line rent and other non-cash adjustments	(1,230)	(803)	(4,012)	(333)
Amortization of above-/below-market leases	(678)	(732)	(2,730)	(3,105)
Amortization of deferred revenue	(1,571)	(1,484)	(6,249)	(5,797)
Unconsolidated real estate venture allocated share of above adjustments	(7)	(335)	(125)	(1,501)
Cash Net Operating Income	$47,258	$47,909	$185,109	$193,754

EBITDA (Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net income	$4,787	$18,420	$21,060	$35,562
Depreciation and amortization	23,347	24,702	91,292	98,254
Interest expense	13,430	12,648	49,169	47,378
Tax expense	302	585	1,105	931
Gain on the sale of operating properties	-	(13,590)	-	(13,590)
Impairment loss	-	-	-	5,540
Unconsolidated real estate venture allocated share of above adjustments	2,087	1,703	7,929	5,206
EBITDA	$43,953	$44,468	$170,555	$179,281

Pro forma adjustments(1)	79
Pro forma EBITDA	$44,032

(1) Pro forma assuming a full quarter of operations from the three properties acquired in the fourth quarter of 2023.

FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

Net income	$4,787	$18,420	$21,060	$35,562
Depreciation of real estate assets	23,094	24,453	90,288	97,262
Gain on the sale of operating properties	-	(13,590)	-	(13,590)
Impairment loss	-	-	-	5,540
Unconsolidated real estate venture allocated share of above adjustments	2,002	1,585	7,639	4,937
FFO	$29,883	$30,868	$118,987	$129,711
Adjustments to FFO:
Loss on extinguishment of debt	-	20	14	20
Natural disaster event expense, net of recovery	(17)	87	69	96
Depreciation of non-real estate assets	252	249	1,003	992
Unconsolidated real estate venture allocated share of above adjustments	16	17	66	66
Core FFO	$30,134	$31,241	$120,139	$130,885

FFO, per share - fully diluted basis	$0.28	$0.30	$1.13	$1.27
Core FFO, per share - fully diluted basis	$0.28	$0.30	$1.14	$1.28

Core FFO	$30,134	$31,241	$120,139	$130,885
Straight-line rent and other non-cash adjustments	(1,236)	(970)	(3,897)	(410)
Amortization of above-/below-market leases	(678)	(732)	(2,730)	(3,105)
Amortization of deferred revenue	(1,571)	(1,484)	(6,249)	(5,797)
Non-cash interest expense	272	240	1,024	934
Non-cash compensation	1,122	1,644	5,747	6,536
Natural disaster event expense, net of recovery	17	(87)	(69)	(96)
Principal amortization	(1,090)	(1,149)	(4,316)	(5,091)
Maintenance capital expenditures	(4,198)	(4,648)	(12,474)	(9,771)
Contractual tenant improvements	(771)	(2,045)	(2,139)	(4,134)
Unconsolidated real estate venture allocated share of above adjustments	(139)	(323)	(201)	(1,424)
Cash Available for Distribution (CAD)	$21,862	$21,687	$94,835	$108,527

Weighted average common shares outstanding - fully diluted basis	107,424,269	102,846,963	105,621,563	102,433,575

Unconsolidated Real Estate Venture (Unaudited, in thousands)

Balance Sheet Information	Balance Sheet	Easterly's Share(2)
	December 31, 2023	December 31, 2023
Real estate properties - net	$449,956	$238,477
Total assets	547,146	289,988
Total liabilities	10,854	5,753
Total preferred stockholders' equity	125	66
Total common stockholders' equity	536,167	284,169
Basis difference(1)	-	375
Total equity	$536,292	$284,544

(1) This amount represents the aggregate difference between the Company’s historical cost basis and basis reflected at the joint venture level.

(2) The Company owns 53.0% of the properties through the unconsolidated joint venture.

Unconsolidated Real Estate Venture (Cont.) (Unaudited, in thousands)

Income Statement Information	Three Months Ended	Easterly's Share(1)	Twelve Months Ended	Easterly's Share(1)
	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
Revenues
Rental income	$10,652	$5,646	$40,517	$21,474
Other income	48	25	176	93
Total Revenues	10,700	5,671	40,693	21,567
Operating expenses
Property operating	2,179	1,155	7,991	4,235
Real estate taxes	1,579	837	5,237	2,776
Depreciation and amortization	3,809	2,019	14,538	7,705
Acquisition costs	-	-	(4)	(2)
Asset management fees	550	291	2,110	1,118
Corporate general and administrative	22	12	255	135
Total expenses	8,139	4,314	30,127	15,967
Other expenses
Interest expense - net	(41)	(22)	(164)	(87)
Distributions to preferred shareholders	-	(3)	-	(15)
Net income	$2,520	$1,332	$10,402	$5,498

Depreciation and amortization	3,809	2,019	14,538	7,705
Interest expense - net	41	22	164	87
Tax expense	87	46	258	137
EBITDA	$6,457	$3,419	$25,362	$13,427

Net income	$2,520	$1,332	$10,402	$5,498
Depreciation of real estate assets	3,777	2,002	14,413	7,639
FFO	$6,297	$3,334	$24,815	$13,137
Adjustments to FFO:
Depreciation of non-real estate assets	32	16	125	66
Core FFO	$6,329	$3,350	$24,940	$13,203
Adjustments to Core FFO:
Straight-line rent and other non-cash adjustments	(13)	(7)	(235)	(125)
Non-cash interest expense	41	22	164	87
Maintenance capital expenditures	(291)	(154)	(327)	(173)
Contractual tenant improvements	-	-	18	10
Cash Available for Distribution (CAD)	$6,066	$3,211	$24,560	$13,002

(1) The Company owns 53.0% of the properties through the unconsolidated joint venture.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	December 31, 2023 Interest Rate	December 31, 2023 Balance(1)	December 31, 2023 Percent of Total Indebtedness
Unsecured debt
Revolving Credit facility	23-Jul-25(2)	S + 135 bps	$79,000	6.1%
2016 Term Loan facility	29-Mar-24(3)	5.05%(4)	100,000	7.7%
2018 Term Loan facility	23-Jul-26	5.39%(5)	200,000	15.4%
2017 Series A Senior Notes	25-May-27	4.05%	95,000	7.3%
2017 Series B Senior Notes	25-May-29	4.15%	50,000	3.8%
2017 Series C Senior Notes	25-May-32	4.30%	30,000	2.3%
2019 Series A Senior Notes	12-Sep-29	3.73%	85,000	6.5%
2019 Series B Senior Notes	12-Sep-31	3.83%	100,000	7.7%
2019 Series C Senior Notes	12-Sep-34	3.98%	90,000	6.9%
2021 Series A Senior Notes	14-Oct-28	2.62%	50,000	3.8%
2021 Series B Senior Notes	14-Oct-30	2.89%	200,000	15.4%
Total unsecured debt	4.9 years	4.26%	$1,079,000	82.9%
	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
VA - Golden	1-Apr-24	5.00%	$8,447	0.7%
USFS II - Albuquerque	14-Jul-26	4.46%	11,603	0.9%
ICE - Charleston	15-Jan-27	4.21%	11,998	0.9%
VA - Loma Linda	6-Jul-27	3.59%	127,500	9.8%
CBP - Savannah	10-Jul-33	3.40%	9,549	0.8%
USCIS - Kansas City	6-Aug-24	3.68%	51,500	4.0%
Total secured mortgage debt	2.9 years	3.74%	$220,597	17.1%
	(wtd-avg maturity)	(wtd-avg rate)

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) Revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3) On January 23, 2024, we entered into the seventh amendment to the 2016 term loan facility to extend the maturity date of the loan agreement to January 30, 2025.

(4) Calculated based on one interest rate swap with a notional value of $100.0 million, which effectively fixes the interest rate at 5.05% annually based on the Company’s current consolidated leverage ratio. The interest rate swap matures on June 29, 2025, which is not coterminous with the maturity date of the 2016 term loan facility.

(5) Calculated based on two interest rate swaps with an aggregate notional value of $200.0 million, which effectively fix the interest rate at 5.39% annually based on the Company’s current consolidated leverage ratio. The two interest rate swaps mature on December 23, 2024 and March 23, 2025, neither of which is coterminous with the maturity date of the 2018 term loan facility.

Debt Schedules (Cont.) (Unaudited, in thousands)

Debt Statistics	December 31, 2023		December 31, 2023
Variable rate debt - unhedged	$79,000	% Variable rate debt - unhedged	6.1%
Fixed rate debt	1,220,597	% Fixed rate debt(3)	93.9%
Total Debt(1)	$1,299,597
Less: cash and cash equivalents	(10,250)	Weighted average maturity	4.6 years
Net Debt	$1,289,347	Weighted average interest rate	4.2%
Less: Adjustment for development(2)	(54,159)
Adjusted Net Debt	$1,235,188

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) See definition of Adjusted Net Debt on Page 4.

(3) Includes the Company's 2016 and 2018 term loan facilities which are effectively swapped to fixed interest rates. Note the associated swaps are not coterminous with maturity dates of the respective term loan facilities. See Page 15 for further detail.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2024	4,404	59,895	100,000	164,299	12.5%	4.60%
2025	4,598	-	79,000	83,598	6.4%	6.68%
2026	3,686	6,368	200,000	210,054	16.2%	5.34%
2027	1,093	134,640	95,000	230,733	17.8%	3.81%
2028	983	-	50,000	50,983	3.9%	2.62%
2029	1,016	-	135,000	136,016	10.5%	3.89%
2030	1,049	-	200,000	201,049	15.5%	2.89%
2031	1,081	-	100,000	101,081	7.8%	3.83%
2032	1,116	-	30,000	31,116	2.4%	4.30%
2033	668	-	-	668	0.1%	3.40%
2034	-	-	90,000	90,000	6.9%	3.98%
Total	$19,694	$200,903	$1,079,000	$1,299,597	100.0%

Leased Operating Property Overview (As of December 31, 2023, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,656,342	5.2%	$50.84
USCIS - Kansas City	Lee's Summit, MO	Office/Warehouse	2024 - 2042(1)	1969 / 1999	416,399	10,282,368	3.2%	24.69
JSC - Suffolk	Suffolk, VA	Office	2028(2)	1993 / 2004	403,737	8,427,298	2.7%	20.87
Various GSA - Chicago	Des Plaines, IL	Office	2026	1971 / 1999	188,768	7,765,015	2.5%	41.14
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,953,528	2.2%	41.01
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	6,908,070	2.2%	38.28
Various GSA - Portland	Portland, OR	Office	2024 - 2039(3)	2002	205,478	6,855,312	2.2%	33.36
Various GSA - Buffalo	Buffalo, NY	Office	2025 - 2039	2004	273,678	6,822,162	2.2%	24.93
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,770,504	1.8%	64.06
EPA - Lenexa	Lenexa, KS	Office	2027(2)	2007 / 2012	169,585	5,732,732	1.8%	33.80
FBI - Tampa	Tampa, FL	Office	2040	2005	138,000	5,313,544	1.7%	38.50
FBI - San Antonio	San Antonio, TX	Office	2025	2007	148,584	5,208,055	1.6%	35.05
PTO - Arlington	Arlington, VA	Office	2035	2009	190,546	5,028,972	1.6%	26.39
FDA - Alameda	Alameda, CA	Laboratory	2039	2019	69,624	4,898,064	1.5%	70.35
FBI / DEA - El Paso	El Paso, TX	Office/Warehouse	2028	1998 - 2005	203,683	4,653,875	1.5%	22.85
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,650,064	1.5%	22.10
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,435,691	1.4%	39.54
TREAS - Parkersburg	Parkersburg, WV	Office	2041	2004 / 2006	182,500	4,355,673	1.4%	23.87
FDA - Lenexa	Lenexa, KS	Laboratory	2040	2020	59,690	4,254,683	1.3%	71.28
DOT - Lakewood	Lakewood, CO	Office	2039	2004	122,225	4,154,365	1.3%	33.99
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	4,068,428	1.3%	47.11
FBI - Pittsburgh	Pittsburgh, PA	Office	2027	2001	100,054	4,037,239	1.3%	40.35
FBI - New Orleans	New Orleans, LA	Office	2029(4)	1999 / 2006	137,679	3,970,218	1.3%	28.84
USCIS - Lincoln	Lincoln, NE	Office	2025	2005	137,671	3,937,828	1.2%	28.60
JUD - Del Rio	Del Rio, TX	Courthouse/Office	2041	1992 / 2004	89,880	3,822,377	1.2%	42.53
VA - Mobile	Mobile, AL	Outpatient Clinic	2033	2018	79,212	3,676,952	1.2%	46.42
FBI - Knoxville	Knoxville, TN	Office	2025	2010	99,130	3,607,505	1.1%	36.39
EPA - Kansas City	Kansas City, KS	Laboratory	2043	2003	55,833	3,497,886	1.1%	62.65
FBI - Birmingham	Birmingham, AL	Office	2042	2005	96,278	3,474,546	1.1%	36.09
ICE - Charleston	North Charleston, SC	Office	2027	1994 / 2012	65,124	3,343,735	1.1%	51.34
USFS II - Albuquerque	Albuquerque, NM	Office	2026(2)	2011	98,720	3,340,675	1.1%	33.84
VA - Chico	Chico, CA	Outpatient Clinic	2034	2019	51,647	3,324,046	1.0%	64.36
FBI - Richmond	Richmond, VA	Office	2041	2001	96,607	3,307,199	1.0%	34.23
FBI - Little Rock	Little Rock, AR	Office	2041	2001	102,377	3,217,259	1.0%	31.43
DEA - Sterling	Sterling, VA	Laboratory	2038	2001	57,692	3,209,041	1.0%	55.62
USFS I - Albuquerque	Albuquerque, NM	Office	2026	2006	92,455	3,194,580	1.0%	34.55
USCIS - Tustin	Tustin, CA	Office	2034	1979 / 2019	66,818	3,159,364	1.0%	47.28

Leased Operating Property Overview (Cont.) (As of December 31, 2023, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
DEA - Vista	Vista, CA	Laboratory	2035	2002	52,293	3,130,467	1.0%	59.86
VA - Orange	Orange, CT	Outpatient Clinic	2034	2019	56,330	2,990,034	0.9%	53.08
VA - Indianapolis	Brownsburg, IN	Outpatient Clinic	2041	2021	80,000	2,954,619	0.9%	36.93
FBI - Mobile	Mobile, AL	Office	2029(2)	2001	76,112	2,826,776	0.9%	37.14
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,822,205	0.9%	39.69
JUD - El Centro	El Centro, CA	Courthouse/Office	2034	2004	43,345	2,800,983	0.9%	64.62
DEA - Dallas Lab	Dallas, TX	Laboratory	2038	2001	49,723	2,773,342	0.9%	55.78
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,765,720	0.9%	65.11
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2037	2002	50,978	2,745,212	0.9%	53.85
SSA - Charleston	Charleston, WV	Office	2029(2)	1959 / 2000	110,000	2,706,668	0.9%	24.61
FBI - Albany	Albany, NY	Office	2036	1998	69,476	2,697,700	0.9%	38.83
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,613,424	0.8%	31.23
USAO - Louisville	Louisville, KY	Office	2031	2011	60,000	2,539,045	0.8%	42.32
JUD - Charleston	Charleston, SC	Courthouse/Office	2040	1999	52,339	2,522,970	0.8%	48.20
JUD - Jackson	Jackson, TN	Courthouse/Office	2043	1998	75,043	2,386,456	0.8%	31.80
NARA - Broomfield	Broomfield, CO	Office/Warehouse	2032	2012	161,730	2,373,591	0.7%	14.68
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,267,962	0.7%	64.80
Various GSA - Cleveland	Brooklyn Heights, OH	Office	2028 - 2040	1981 / 2021	61,384	2,262,036	0.7%	36.85
DEA - Dallas	Dallas, TX	Office	2041	2001	71,827	2,251,355	0.7%	31.34
NWS - Kansas City	Kansas City, MO	Office	2033(2)	1998 / 2020	94,378	2,143,349	0.7%	22.71
GSA - Clarksburg	Clarksburg, WV	Office	2039(2)	1999	63,750	2,094,870	0.7%	32.86
DEA - Santa Ana	Santa Ana, CA	Office	2029	2004	39,905	2,002,191	0.6%	50.17
NPS - Omaha	Omaha, NE	Office	2029(2)	2004	62,772	1,954,754	0.6%	31.14
DEA - North Highlands	Sacramento, CA	Office	2033	2002	37,975	1,914,312	0.6%	50.41
VA - Golden	Golden, CO	Office/Warehouse	2026	1996 / 2011	56,753	1,769,302	0.6%	31.18
JUD - Newport News	Newport News, VA	Courthouse/Office	2033	2008	35,005	1,660,941	0.5%	47.45
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,611,989	0.5%	27.07
JUD - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,562,188	0.5%	33.25
VA - Charleston	North Charleston, SC	Warehouse	2024 / 2040	2020	102,718	1,553,987	0.5%	15.13
DHS - Atlanta	Atlanta, GA	Office	2031 - 2038(5)	2008 / 2023	47,110	1,467,480	0.5%	31.15
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,400,197	0.4%	43.79
USAO - Springfield	Springfield, IL	Office	2038	2002	43,600	1,381,505	0.4%	31.69
DEA - Riverside	Riverside, CA	Office	2032	1997	34,354	1,310,541	0.4%	38.15
DEA - Birmingham	Birmingham, AL	Office	2038	2005	35,616	1,296,804	0.4%	36.41
JUD - Council Bluffs	Council Bluffs, IA	Courthouse/Office	2041(6)	2021	28,900	1,287,379	0.4%	44.55
SSA - Dallas	Dallas, TX	Office	2035	2005	27,200	1,061,702	0.3%	39.03
JUD - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	796,519	0.3%	26.45

Leased Operating Property Overview (Cont.) (As of December 31, 2023, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
ICE - Louisville	Louisville, KY	Office	2036	2011	17,420	654,219	0.2%	37.56
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	556,881	0.2%	34.59
DEA - Bakersfield	Bakersfield, CA	Office	2038	2000	9,800	487,590	0.2%	49.75
SSA - San Diego	San Diego, CA	Office	2032	2003	10,059	447,488	0.1%	44.49
ICE - Otay	San Diego, CA	Office	2027	2001	7,434	259,066	0.1%	34.85

Subtotal					7,618,634	$270,421,014	85.5%	$35.49

Wholly Owned State and Local Government Leased Property
CA - Anaheim	Anaheim, CA	Office	2033 / 2034	1991 / 2020	95,273	3,256,203	1.0%	34.18

Subtotal					95,273	$3,256,203	1.0%	$34.18

Wholly Owned Privately Leased Property
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028(6)	2013	70,078	400,380	0.1%	5.71

Subtotal					70,078	$400,380	0.1%	$5.71

Wholly Owned Properties Total / Weighted Average					7,783,985	$274,077,597	86.6%	$35.21

Leased Operating Property Overview (Cont.) (As of December 31, 2023, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot
U.S Government Leased to Unconsolidated Real Estate Venture
VA - Phoenix(7)	Phoenix, AZ	Outpatient Clinic	2042	2022	257,294	10,678,873	3.4%	41.50
VA - San Antonio(7)	San Antonio, TX	Outpatient Clinic	2041	2021	226,148	9,185,752	2.9%	40.62
VA - Chattanooga(7)	Chattanooga, TN	Outpatient Clinic	2035	2020	94,566	4,355,633	1.4%	46.06
VA - Lubbock(7)(8)	Lubbock, TX	Outpatient Clinic	2040	2020	120,916	4,206,784	1.3%	34.79
VA - Marietta(7)	Marietta, GA	Outpatient Clinic	2041	2021	76,882	3,955,701	1.2%	51.45
VA - Birmingham(7)	Irondale, AL	Outpatient Clinic	2041	2021	77,128	3,175,571	1.0%	41.17
VA - Corpus Christi(7)	Corpus Christi, TX	Outpatient Clinic	2042	2022	69,276	2,938,590	0.9%	42.42
VA - Columbus(7)	Columbus, GA	Outpatient Clinic	2042	2022	67,793	2,909,443	0.9%	42.92
VA - Lenexa(7)	Lenexa, KS	Outpatient Clinic	2041	2021	31,062	1,309,622	0.4%	42.16

Subtotal					1,021,065	$42,715,969	13.4%	$41.83

Total / Weighted Average					8,805,050	$316,793,566	100.0%	$35.98

Total / Weighted Average at Easterly's Share					8,325,148	$296,717,063		$35.64

(1) 316,318 square feet leased to U.S. Citizenship and Immigration Services ("USCIS") will expire on February 19, 2042 and contains two five-year renewal options. 88,672 square feet leased to four private tenants will expire between 2024-2028 and each contains renewal options.

(2) Lease contains one five-year renewal option.

(3) 37,811 square feet leased to the U.S. Army Corps of Engineers ("ACOE") will expire on February 19, 2025 and contains two five-year renewal options. 21,646 square feet leased to the Federal Bureau of Investigation ("FBI") will expire on December 31, 2024 and contains two five-year renewal options. 11,061 square feet leased to five private tenants will expire between 2025-2030 and each contains renewal options. 4,846 square feet leased to the Department of Energy ("DOE") will expire on April 14, 2033 and contains one ten-year renewal option.

(4) Lease contains one ten-year renewal option.

(5) 29,737 square feet leased to the U.S. Customs and Border Protection ("CBP") will expire on April 30, 2038. 17,373 square feet leased to a private tenant will expire on December 31, 2031 and contains two five-year renewal options. 44,075 square feet leased to the Transportation Security Administration ("TSA") was signed in February 2023, but has not yet commenced. The lease is seven years firm and contains one five-year renewal option and one three-year renewal option.

(6) Lease contains two five-year renewal options.

(7) The Company owns 53.0% of the property through an unconsolidated joint venture.

(8) Asset is subject to a ground lease where the Company is the lessee.

Tenants (As of December 31, 2023, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Department of Veteran Affairs ("VA")	14.7	2,058,031	23.3%	$88,091,238	27.7%
Federal Bureau of Investigation ("FBI")	8.4	1,501,720	17.0%	52,774,609	16.7%
Drug Enforcement Administration ("DEA")	10.8	607,064	6.9%	27,846,156	8.8%
Judiciary of the U.S. ("JUD")	13.4	401,610	4.6%	16,839,813	5.3%
U.S. Citizenship and Immigration Services ("USCIS")	12.8	520,807	5.9%	14,955,067	4.7%
Environmental Protection Agency ("EPA")	7.7	225,418	2.6%	9,230,618	2.9%
Food and Drug Administration ("FDA")	16.2	129,314	1.5%	9,152,747	2.9%
U.S. Joint Staff Command ("JSC")	4.4	403,737	4.6%	8,427,298	2.7%
Internal Revenue Service ("IRS")	9.6	233,334	2.7%	7,998,696	2.5%
Immigration and Customs Enforcement ("ICE")	5.0	183,894	2.1%	7,871,695	2.5%
Federal Aviation Administration ("FAA")	2.8	188,768	2.1%	7,765,015	2.5%
Bureau of the Fiscal Service ("BFS")	13.7	266,176	3.0%	6,969,097	2.2%
U.S. Forest Service ("USFS")	2.4	191,175	2.2%	6,535,255	2.1%
Social Security Administration ("SSA")	8.9	189,276	2.1%	5,596,570	1.8%
Patent and Trademark Office ("PTO")	11.0	190,546	2.2%	5,028,972	1.6%
Federal Emergency Management Agency ("FEMA")	14.8	210,373	2.4%	4,650,064	1.5%
Department of Transportation ("DOT")	14.8	129,659	1.5%	4,413,431	1.4%
U.S. Attorney Office ("USAO")	10.9	110,008	1.2%	4,131,106	1.3%
Customs and Border Protection ("CBP")	11.7	64,737	0.7%	3,199,589	1.0%
National Archives and Records Administration ("NARA")	8.4	161,730	1.8%	2,373,591	0.7%
National Weather Service ("NWS")	10.0	94,378	1.1%	2,143,349	0.7%
National Park Service ("NPS")	5.5	62,772	0.7%	1,954,754	0.6%
U.S. Department of Agriculture ("USDA")	4.1	60,257	0.7%	1,907,054	0.6%
General Services Administration - Other	1.7	55,807	0.6%	1,798,673	0.6%
U.S. Coast Guard ("USCG")	4.0	59,547	0.7%	1,611,989	0.5%
National Oceanic and Atmospheric Administration ("NOAA")	7.7	33,403	0.4%	1,421,067	0.4%
U.S. Army Corps of Engineers ("ACOE")	1.1	39,320	0.4%	1,146,042	0.4%
Small Business Administration ("SBA")	15.6	44,753	0.5%	1,040,562	0.3%
Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF")	9.2	23,775	0.3%	743,335	0.2%

Tenants (Cont.) (As of December 31, 2023, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Federal Energy Regulatory Commission ("FERC")	15.6	6,214	0.1%	246,845	0.1%
Department of Energy ("DOE")	9.3	4,846	0.1%	187,782	0.1%
U.S. Marshals Service ("USMS")	3.1	1,054	0.0%	50,101	0.0%
Department of Labor ("DOL")	15.1	1,004	0.0%	32,987	0.0%
U.S. Probation Office ("USPO")	15.1	452	0.0%	14,863	0.0%

Subtotal	10.7	8,454,959	96.0%	$308,150,030	97.3%

State and Local Government
State of California Employee Development Department	9.9	65,133	0.7%	2,140,000	0.7%
State of California Department of Industrial Relations	9.8	30,140	0.3%	1,116,203	0.4%
New York State Court of Claims	2.8	14,274	0.2%	393,861	0.1%

Subtotal	9.0	109,547	1.2%	$3,650,064	1.2%

Private Tenants
Other Private Tenants	4.0	77,090	0.9%	2,022,945	0.6%
CVS Health	1.4	39,690	0.5%	931,928	0.3%
St. Luke's Health System	3.0	32,043	0.4%	907,488	0.3%
Providence Health & Services	1.7	21,643	0.2%	730,731	0.2%
Lummus Corporation	4.6	70,078	0.8%	400,380	0.1%

Subtotal	3.4	240,544	2.8%	$4,993,472	1.5%

Total / Weighted Average	10.5	8,805,050	100.0%	$316,793,566	100.0%

(1) Weighted based on leased square feet.

Lease Expirations (As of December 31, 2023, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Leased Square Footage Expiring	Percentage of Total Leased Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2024	4	155,176	1.8%	$5,504,512	1.7%	$35.47
2025	14	629,156	7.1%	20,639,041	6.5%	32.80
2026	6	483,013	5.5%	17,370,921	5.5%	35.96
2027	9	506,510	5.8%	18,731,963	5.9%	36.98
2028	11	802,397	9.1%	17,491,834	5.5%	21.80
2029	6	510,144	5.8%	16,074,031	5.1%	31.51
2030	1	1,536	0.0%	58,893	0.0%	38.34
2031	3	117,875	1.3%	4,613,758	1.5%	39.14
2032	7	531,001	6.0%	16,801,083	5.3%	31.64
2033	9	522,122	5.9%	20,815,244	6.6%	39.87
Thereafter	54	4,546,120	51.7%	178,692,286	56.4%	39.31
Total / Weighted Average	124	8,805,050	100.0%	$316,793,566	100.0%	$35.98

Summary of Re/Development Projects (As of December 31, 2023, unaudited, in thousands, except square feet)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Anticipated Total Cost	Cost to Date	Anticipated Lump-Sum Reimbursement(2)	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Atlanta	Atlanta, GA	Laboratory	162,000	20-year	$229,053	$54,191	$150,680	4Q 2025	4Q 2025
Total			162,000		$229,053	$54,191	$150,680

Projects in Design(3)
Property Name	Location	Property Type	Total Estimated Leased Square Feet	Lease Term	Cost to Date	Anticipated Completion Date	Anticipated Lease Commencement
N/A	-	-	-	-	$-	-	-

Projects Previously Completed with Outstanding Lump-Sum Reimbursements(2)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Outstanding Lump-Sum Reimbursement(2)	Completion Date	Lease Commencement
N/A	-	-	-	-	$-	-	-

(1) Includes properties under construction for which design is complete.

(2) Includes reimbursement of lump-sum tenant improvement costs and development fees.

(3) Includes projects in the design phase for which project scope is not fully determined.